                                                                   Exhibit 10.80


                MANAGEMENT FEE SUBORDINATION AGREEMENT (NAVY I)

                            Dated as of May 28, 1999

                                    between

                             NEW CLOC COMPANY, LLC,
                     a Delaware limited liability company,

                                   ESCA, LLC,
                     a Delaware limited liability company,

                                      and

                     U.S. BANK TRUST NATIONAL ASSOCIATION,
                              as Collateral Agent

                MANAGEMENT FEE SUBORDINATION AGREEMENT (NAVY I)
                -----------------------------------------------

          This MANAGEMENT FEE SUBORDINATION AGREEMENT (this "Agreement") dated
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as of May 28, 1999, is entered into by and between NEW CLOC COMPANY, LLC, a Delaware limited liability company ("New CLOC"), ESCA, LLC, a Delaware limited
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liability company ("ESCA") (New CLOC and ESCA together the "Junior Claimant"),
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and U.S. BANK TRUST NATIONAL ASSOCIATION in its capacity as collateral agent ("Collateral Agent") for U.S. Bank Trust National Association as trustee
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("Trustee") for the holders (the "Holders") of the senior secured notes (the
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"Senior Secured Notes") issued pursuant to that certain Indenture dated as of
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May 28, 1999 (the "Indenture"), among  Trustee, Caithness Coso Funding Corp., a
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Delaware corporation (the "Issuer"), Coso Finance Partners, a California general
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partnership ("Navy I"), Coso Energy Developers, a California General partnership
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("BLM"), Coso Power Developers, a California general partnership ("Navy II," and
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together with Navy I and BLM, the "Coso Partnerships") and all other Permitted
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Additional Senior Lenders.

                                    PREFACE
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          A. Pursuant to a Guarantee dated as of the date of this Agreement (the "Guarantee") the Coso Partnerships have guaranteed to the Trustee and the
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Holders of the Senior Secured Notes (the Trustee and the Holders being collectively referred to herein as the "Senior Claimants") the payment and
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performance of Issuer's obligations under the Senior Secured Notes and the Indenture.

          B. The Issuer, the Coso Partnerships, the Collateral Agent and U.S. Bank Trust National Association, in its capacity as Depositary (the "Depositary"), have entered into that certain Deposit and Disbursement
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Agreement, dated as of May 28, 1999 (the "Depositary Agreement").
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          C. Navy I has agreed to pay Junior Claimant or their representative, pursuant to the Third Amended and Restated Partnership Agreement of Navy I, dated as of May 28, 1999, from time to time as set forth by resolution, document or instrument of Navy I (such resolution, document or instrument, a "Management
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Fee Agreement"), certain management fees (the "Subordinated Management Fees").
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          D. The Senior Claimants have agreed to enter into the Indenture and to consummate the purchase of the Senior Secured Notes only if Junior Claimant shall join in this Agreement and Junior Claimant shall subordinate, to the extent and in the manner hereinafter set forth, all claims and rights in respect of the Subordinated Management Fees to all Senior Claims (as defined below) to the extent set forth in this Agreement.

                                   AGREEMENT
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          NOW THEREFORE, in consideration of the premises herein and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Junior Claimant hereby agrees as follows:

          1.  Definitions.  All capitalized terms used herein and not otherwise
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defined herein shall have their meanings given in the Indenture. As used in this Agreement, the following terms shall have the following respective meanings:

          "Proceeding" means any (a) insolvency, bankruptcy, receivership,
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liquidation, reorganization, readjustment, composition or other similar proceeding relating to Navy I, its property or its creditors as such, (b) proceeding for any liquidation, dissolution or other winding-up of Navy I, voluntary or involuntary, whether or not involving insolvency or bankruptcy proceedings, (c) assignment of all or substantially all of the assets of Navy I for the benefit of creditors of Navy I or (d) other marshaling of the assets of Navy I.

          "Senior Claims" means (a) the principal of, and premium, if any, and
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interest on the Senior Secured Notes issued pursuant to the Indenture (including, without limitation, any interest accruing thereon at the legal rate after the commencement of any Proceeding and any additional interest that would have accrued thereon but for the commencement of such Proceeding); and (b) all other Obligations of Navy I to any Senior Claimants, whether now existing or hereafter incurred or created, under or with respect to the Indenture, the other Financing Documents and any related documents.

          2.  Certain Subordination Terms.  Until all Senior Claims shall have
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been paid in full, notwithstanding anything in a Management Agreement to the contrary:

              2.1. Junior Claimant acknowledges that, notwithstanding anything in any Management Fee Agreement to the contrary, Navy I may pay to Junior Claimant Subordinated Management Fee due and payable to Junior Claimant, solely to the extent funds are available for such payment from amounts transferred to the Operating and Maintenance Fees Account pursuant to subsection (vii) of
Section 3.1(c) of the Deposit and Disbursement Agreement.

              2.2. Except for the right to demand and accept payments set forth in Section 2.1 hereof, Junior Claimant shall not demand, sue for, or accept from Navy I any such payment or collateral, nor take any other action to enforce or collect upon any such payment or to enforce its rights, in either case in respect of the Subordinated Management Fees, nor set off against obligations owed to Navy I under a Management Fee Agreement or otherwise against any part of the Subordinated Management Fees. Notwithstanding anything in a Management Fee Agreement to the contrary, the failure by Navy I to pay any Subordinated Management Fees shall not under any circumstances, except when the funds are available therefor and payment is permitted under Section 2.1 hereof, constitute a breach or default under either of a Management Fee Agreement.

          2.3. Neither Navy I nor Junior Claimant shall otherwise take any action prejudicial to or inconsistent with the Senior Claimants' priority position over Junior Claimant created by this Agreement.

          2.4. Each negotiable instrument or promissory note, if any, evidencing Subordinated Management Fees or a lien, if any, in respect thereof shall bear a legend (or otherwise include provisions satisfactory to Collateral Agent) providing that payment of the Subordinated Management Fees thereunder and the priority of any such lien have been subordinated to prior payment of the Senior Claims and the liens in respect thereof in the manner and to the extent set forth in this Agreement.

          2.5. Junior Claimant shall not commence or voluntarily permit Navy I to commence or join with any other creditor or creditors of Navy I in commencing any Proceeding against Navy I; provided that Junior Claimant shall not be so
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restricted with respect to claims arising directly out of Navy I's failure to perform its obligations or make any payments of amounts due to Junior Claimant under a Management Fee Agreement other than the Subordinated Management Fees.
At any general meeting of creditors of Navy I or in the event of any Proceeding, if all Senior Claims have not been paid in full at such time, Collateral Agent on behalf of the Senior Claimants is hereby irrevocably authorized at any such meeting or in any such Proceeding:

                2.5.1. to enforce claims comprising the Subordinated Management Fees in the name of Junior Claimant, by proof of debt, proof of claim, suit or otherwise;

                2.5.2. to collect any assets of Navy I distributed, divided or applied by way of dividend or payment as a result of a Proceeding, or such securities issued, on account of the Subordinated Management Fees as a result thereof and apply the same, or the proceeds of any realization upon the same that the Senior Claimants in their discretion elect to effect, to Senior Claims until all Senior Claims shall have been paid in full (the Senior Claimants hereby agreeing to render any surplus as a court of competent jurisdiction may direct);

                2.5.3. other than voting claims comprising the Subordinated Management Fees, to take generally any action in connection with any such meeting or proceeding which Junior Claimant might otherwise take in respect of the Subordinated Management Fees and claims relating thereto.

          After the commencement of any such Proceeding, Junior Claimant may inquire of Collateral Agent in writing whether Collateral Agent intends to exercise the foregoing rights with respect to the Subordinated Management Fees. Should Collateral Agent fail, within a reasonable time after receipt of such inquiry, either to file a proof of claim with respect to the Subordinated Management Fees and to furnish a copy thereof to Junior Claimant, or to inform Junior Claimant in writing that the Senior Claimants intend to exercise their rights to assert the Subordinated Management Fees in the manner hereinabove provided, Junior Claimant may, but shall not be required to, proceed to file a proof of claim with respect to the Subordinated Management Fees and take such further steps with respect thereto, not inconsistent with this Agreement, as Junior Claimant may deem proper.

          3.  Deposit and Disbursement Agreement.  Junior Claimant acknowledges
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that it has been provided with a copy of the Depositary Agreement and has read and is familiar with the provisions of the Depositary Agreement, including without limitation Section 3.1(c) thereof. Junior Claimant hereby consents to the application of revenues and other proceeds (including proceeds of investments) of Navy I in the order of priority set forth in the Depositary Agreement, including without limitation Section 3.1(c) thereof, notwithstanding anything in a Management Fee Agreement to the contrary.

          4.  Time of Filing.  Notwithstanding the time of filing, attachment or
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recording of any document or other instrument, it is agreed by Junior Claimant that any liens arising under or pursuant to the Financing Documents shall be senior to any liens arising in favor of Junior Claimant as part of or relating to the Subordinated Management Fees.

          5.  Wrongful Collections.  Should any payment on account of, or any
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collateral for any part of, the Subordinated Management Fees be received by Junior Claimant in violation of this Agreement, such payment or collateral shall be delivered forthwith to Collateral Agent on behalf of the Senior Claimants by the recipient for application to Senior Claims, in the form received.
Collateral Agent is irrevocably authorized to supply any required endorsement or assignment which may have been omitted. Until so delivered, any such payment or collateral shall be held by the recipient in trust for the Senior Claimants and shall not be commingled with other funds or property of the recipient.

          6.  Ownership of Subordinated Management Fees.
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              6.1. Junior Claimant represents and warrants that it is the lawful owner of the right to receive the Subordinated Management Fees and no part thereof has been assigned to or subordinated or subjected to any other security interest in favor of anyone other than the Senior Claimants. Junior Claimant shall not assign all or any portion of the Subordinated Management Fees, its commitment under, or any of its rights or remedies under, a Management Fee Agreement without the prior written consent of Collateral Agent, which may be granted or withheld in its sole discretion, and in any event only upon the execution and delivery to Collateral Agent of an agreement by any such assignee to be bound by the terms of this Agreement (including provisions relating to assignment), in form and substance the same as this Agreement, or otherwise as may be reasonably satisfactory to Collateral Agent.

          7.  Waivers.  Collateral Agent and the Senior Claimants are hereby
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authorized to demand specific performance of this Agreement, whether or not Navy I shall have complied with the provisions hereof applicable to it, at any time when Junior Claimant shall have failed to comply with any provision hereof applicable to it. Junior Claimant hereby irrevocably waives any defense based on the adequacy of a remedy at law which might be asserted as a bar to the remedy of specific performance hereof in any action brought therefor by the Senior Claimants. Junior Claimant further waives presentment, notice and protest in connection with all negotiable instruments evidencing Senior Claims or Subordinated Management Fees to which Junior

Claimant may be a party, notice of the acceptance of this Agreement by the Senior Claimants, notice of any loan made, extension granted or other action taken in reliance hereon, and all demands and notices of every kind in connection with this Agreement, Senior Claims or time of payment of Senior Claims or Subordinated Management Fees. Junior Claimant hereby assents to any renewal, extension or postponement of the time of payment of Senior Claims or any other indulgence with respect thereto, to any increase in the amount of Senior Claims, to any substitution, exchange or release of collateral therefor and to the addition or release of any person primarily or secondarily liable thereon and assents to the provisions of any instrument, security or other writing evidencing Senior Claims.

          8.  Subrogation; No Impairment of Navy I's Obligations.  Subject to
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and from and after the indefeasible payment in full of all Senior Claims and the irrevocable termination of Senior Claimants' commitments under the Financing Documents, Junior Claimant shall be subrogated to the rights of the Senior Claimants to receive payments or distributions of cash, property or securities of Navy I applicable to the Senior Claims until all amounts owing on the Subordinated Management Fees shall be paid in full, it being understood that the provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of Junior Claimant and the Senior Claimants; provided that such rights of subrogation shall be nonexclusive, and shall be
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shared with any other subordinated creditor of the Navy I which has entered into an agreement with the Collateral Agent providing similar rights of subrogation. Nothing contained in this Agreement is intended to or shall impair, as between Navy I, its creditors other than the Senior Claimants and Junior Claimant, the obligation of Navy I, which is absolute and unconditional, to pay to Junior Claimant the principal of and the premium, if any, and the interest on the Subordinated Management Fees as and when the same shall become due and payable in accordance with the terms of this Agreement and a Management Fee Agreement, or to affect the relative rights of Junior Claimant and creditors of Navy I other than the Senior Claimants.

          9.  Reinstatement.  The obligations of Junior Claimant under this
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Agreement shall continue to be effective, or be reinstated, as the case may be, if at any time any payment in respect of any Senior Claim, or any other payment to any holder of any Senior Claim in its capacity as such, is rescinded or must otherwise be restored or returned by the holder of such Senior Claims upon the occurrence of any Proceeding, or upon or as a result of the appointment of a receiver, intervenor or conservator of, or trustee or similar officer for, Navy I or any substantial part of its property, or otherwise, all as though such payment had not been made.

          10.  Bankruptcy.  This Agreement shall remain in full force and effect
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as between the Junior Claimant and Senior Claimant notwithstanding the occurrence of any Proceeding affecting Navy I.

          11.  Further Assurances.  Navy I and Junior Claimant shall execute and
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deliver to the Senior Claimants such further instruments and shall take such further action as the Senior Claimants may at any time or times reasonably request in order to carry out the provisions and intent of this Agreement.

          12.  Successors and Assigns.  The rights granted to the Senior
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Claimants hereunder are solely for their protection and nothing herein contained shall impose on the Senior Claimants any duties with respect to any property of Navy I or Junior Claimant received hereunder. The Senior Claimants shall have no duty to preserve rights against prior parties in any property of any kind received hereunder.

          13.  Counterparts.  This Agreement may be executed in any number of
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counterparts, but all such counterparts shall together constitute but one agreement. In making proof of this Agreement, it shall not be necessary to produce or account for more than one counterpart signed by each of the parties hereto.

          13.1.  Governing Law.  This Agreement is intended to take effect as a
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sealed instrument, shall be binding upon the parties hereto and their respective executors, administrators, other legal representatives, successors and assigns, and shall inure to the benefit of the Senior Claimants, their respective successors and assigns and shall be governed by the laws of the State of New York without reference to principles of conflict of laws (other than Section 5-1401 of the New York General Obligations Law). The parties hereto intend and agree that this Agreement shall remain binding on such parties (other than Navy
I) notwithstanding the termination (except upon the payment in full of Senior Claims) or unenforceability of this Agreement as against Navy I.

          IN WITNESS WHEREOF, the parties hereto have caused this Operating Fee Subordination Agreement to be duly executed as of the date first above written.

                                 NEW CLOC COMPANY, LLC,
                                 a Delaware limited liability company,
                                 its Managing General Partner

                                 By:  /s/ Christopher T. McCallion
                                      -----------------------------
                                      Christopher T. McCallion
                                      Executive Vice President

                                 ESCA, LLC,
                                 a Delaware limited liability company,
                                 its General Partner

                                 By:  /s/ Christopher T. McCallion
                                      -----------------------------
                                      Christopher T. McCallion
                                      Executive Vice President


                                 U.S. BANK TRUST NATIONAL ASSOCIATION,
                                 as Collateral Agent

                                 By:  /s/ Judy P. Manansala
                                      -----------------------------
                                      Name:  Judy P. Manansala
                                      Title:  Trust Officer

The undersigned acknowledges and agrees to the foregoing:

                           COSO FINANCE PARTNERS,
                           a California general partnership

                           By: NEW CLOC COMPANY, LLC,
                               a Delaware limited liability company,
                               its Managing General Partner


                               By:  /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President

                           By: ESCA, LLC,
                               a Delaware limited liability company,
                               its General Partner

                               By:  /s/ Christopher T. McCallion
                                    ----------------------------
                                    Christopher T. McCallion
                                    Executive Vice President